Exhibit 99.1
TechTeam Global, Inc. February 2008 Worldwide Provider of IT, Enterprise Support and Business Process Outsourcing Solutions

2 Safe Harbor Statement This presentation may contain "forward-looking statements" regarding TechTeam's business and growth strategies, including statements regarding TechTeam's objectives, expectations, intentions, beliefs or strategies, or statements containing words such as "believe," "project," "expect," "intend," "may," "anticipate," "plans," "seeks" or similar expressions. It is important to note that TechTeam's actual results could differ materially from those in such forward- looking statements, and undue reliance should not be placed on such statements. Among the important factors that could cause such actual results to differ materially are (i) difficulties or delays in implementing TechTeam's service offerings, (ii) failure to achieve sales, marketing and other objectives, (iii) rapid technological change, (iv) loss of significant customers, (v) risks inherent in conducting business abroad, (vi) inability of the company to execute its acquisition strategy, and (vii) other risk factors listed from time to time in TechTeam's registration statements and reports as filed with the U.S. Securities and Exchange Commission including, but not limited to, the Company's most recent Annual Report on Form 10-K. All forward-looking statements that may be contained in this presentation are made as of February 15, 2008, and TechTeam undertakes no obligation to update any such forward-looking statements.

Company Overview

TechTeam - Company Profile

TechTeam Global is a worldwide provider of information technology, enterprise support and business process outsourcing solutions to the Fortune 1000, leading service organizations, and federal, state and local governments.

- **Core Service Offerings**
  - **TechTeam Commercial**
    - IT Outsourcing Services
    - BPO Support Services
    - IT Consulting Services
    - Technical Staffing and Training Services
  - **TechTeam Government Solutions**
    - Infrastructure Solutions
    - Business Process Solutions
    - Enterprise Class Government Solutions

- **Key Success Factors**
  - **Turn Customer Problems into Solutions**
    - Integrate service lines into complete single-point-of-contact (SPOC) solutions
  - **Agility**
    - Fast, flexible and responsive
  - **Execution Focus**
    - High standards of performance
  - **Commitment to Quality**
    - ISO 9001 certified since 1995; adoption of ITIL Framework
  - **Deep Customer Relationships**
    - Provide IT support solutions to some of the world's leading companies

© 2008 TechTeam Global, Inc.
www.techteam.com

4

TechTeam

TechTeam - Company Profile

TechTeam Global is a worldwide provider of information technology, enterprise support and business process outsourcing solutions to the Fortune 1000, leading service organizations, and federal, state and local governments.

- **Core Service Offerings**
  - **TechTeam Commercial**
    - IT Outsourcing Services
    - BPO Support Services
    - IT Consulting Services
    - Technical Staffing and Training Services
  - **TechTeam Government Solutions**
    - Infrastructure Solutions
    - Business Process Solutions
    - Enterprise Class Government Solutions

- **Key Success Factors**
  - **Turn Customer Problems into Solutions**
    - Integrate service lines into complete single-point-of-contact (SPOC) solutions
  - **Agility**
    - Fast, flexible and responsive
  - **Execution Focus**
    - High standards of performance
  - **Commitment to Quality**
    - ISO 9001 certified since 1995; adoption of ITIL Framework
  - **Deep Customer Relationships**
    - Provide IT support solutions to some of the world's leading companies

© 2008 TechTeam Global, Inc.
www.techteam.com
5

6 Mix of Business ITO GTS ITCSI Other 47 31 13 9 2007 Revenue $222.2 Million By Line of Business By Geographic Market Government Technology Solutions $69.3M 31.2% IT Outsourcing Services $104.7M 47.1% IT Consulting & Systems Integration $28.1M 12.6% Other Services $20.1M 9.1% Europe $84.9M 38.0% Government Solutions $69.3M 31.0% Americas $68.0M 31.0% Americas Govt EMEA 68 69.3 84.9

Greenville, SC 7 Detroit, MI Irving, TX Tampa, FL Omaha, NE Colorado Springs, CO Irvine, CA Mesa, AZ Henderson, NV Edmonton, AB Canada Uxbridge, England Cologne, Germany Gothenburg, Sweden Davenport, IA Chicago, IL Nashville, TN Bucharest, Romania Brussels, Belgium Portsmouth, RI Edison, NJ Baltimore, MD Washington, DC Alexandria, VA Chantilly, VA Gent, Belgium Argentina Philippines Thailand Japan Krakow, Poland Brazil Mexico Australia China Geographic Footprint Lausanne, Switzerland Ann Arbor, MI Potential new locations adopting a "follow the customer" model Headquarters Locations Geographic Presence Future Locations

TechTeam

Headline - February 11, 2008

•TechTeam Announces New Chief Executive Officer

•Proven Executive with Successful Growth History to Lead Global IT Company

•Southfield, Michigan, February 11, 2008 -- TechTeam Global, Inc. (the "Company") (Nasdaq: TEAM), a worldwide provider of information technology (IT), enterprise support, and business process outsourcing services, today announced that Gary J. Cotshott, a 33-year veteran of Dell Inc. and NCR Corporation, has been named President and Chief Executive Officer and a Director effective immediately.

Personal History

- **Vice President & General Manager, Dell Services**
  - Successfully built Dell Services from $250M to $5B in reported revenue in nine (9) years
- **Senior Vice President, Worldwide Services; NCR Corporation**
  - Direct, Worldwide Line Management of $2.8B Global Service Business
- **Profitable Business Builder; Entrepreneur; Private Equity Investor**

© 2008 TechTeam Global, Inc.
www.techteam.com

8

Financial Overview

10 ($MM) 2007 - A Year of Growth and Progress 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 30.2 30.5 34 33.3 42 42.3 41.3 40.9 40.6 40.9 42 43.9 46.2 52.5 59.2 64.3

11 2007 Financial Progress Fiscal Year 2007 Fundamentals 33% Revenue growth - a new record of $222.2M Gross margin up 140bps to 25.6% SG&A down 195bps to 20.9% Net income up 243% to $6.3M Successfully completed three (3) acquisitions - SQM Sverige (1Q07), NewVectors (2Q07) and RL Phillips (3Q07) Consistent Performance Across All Business Units & Geographies Commercial Revenue $153M +27.5% Government Revenue $ 69M +46.1% Americas Revenue $ 68M + 7.1% Europe Revenue $ 85M +50.4% Revenue Growth

12 Strong Balance Sheet December 31, 2007 Cash and cash equivalents $19.4 million Working capital $44.1 million, or $4.13 per share Interest coverage ratio (operating income / interest expense) 7.3x Long-term debt / total capitalization 27.6% Common shares outstanding 10,693,488

Untapped Potential

14 Logo Client Opportunities G e o g r a p h i c E x p a n s i o n F o o t p r i n t E x p a n s i o n

15 Configuration Management Release Management Change Management Problem Management Incident Management Moving Up the Value Chain TechTeam Strategic Expansion Reactive Proactive Service Desk Tools Asset Management Tools Increased Gross Margins New Revenue Streams Increased Value of Solutions Applying Technology to Solve Customer Problems

16 Opportunities/Untapped Potential Our New Account Pipeline Continues to Expand Consistent, Worldwide Support for Global Customers Leveraged Demand Creation through Alliance Relationships Ex: Dell, IBM, CA, Orange Business Services, etc. System Integrator Footprint Expansion (Ex: EDS, Federal Gov't Integrators) Opportunities to Improve Cost Structure Expansion into Lower Cost Locations Workforce and Productivity Management Tools Improved Systems Infrastructure Organizational Effectiveness and Efficiency Recognized by Gartner...But We're Still Our Own Best Kept Secret! Industry Analysts Our Potential Customers Investment Community

Expectations

18 What You Should Expect From Us Our Agenda Continued Growth and Efficiency to Improve Operating Income Yield Consistent Revenue growth in low double digits Continuous drive for gross margin improvement Scale SG&A expense as a percent of revenue Efficient use of cash Footprint Expansion, New Account Growth and Broader Geographic Coverage Strategic Acquisitions Raise our Profile in the Industry and Investment Community Maximize Shareholder Value

Q&A